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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   September 20, 2001



                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-14337                 36-2875386
         --------                      -------                 ----------
(State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)               File Number)         Identification No.)


         1300 East Ninth Street, Cleveland, Ohio                  44114
         ---------------------------------------                  -----
         (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code  (216)  696-7000
                                                    ---------------



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ITEM 5.  OTHER EVENTS.

         On September 20, 2001, Penton Media, Inc. (the "Company") issued a press release announcing that the Company expected its third quarter results to be within the range of its existing guidance, but that the Company is withdrawing earnings guidance for the full year. The press release is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit No.                Description
                  -----------                -----------

                  99.1.                      Press Release, dated September 20,
                                             2001.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Penton Media, Inc.

                              By:  /s/ Joseph G. NeCastro
                                  ----------------------------------------------
                                   Name:  Joseph G. NeCastro
                                   Title:  Chief Financial Officer and Treasurer

Date: September 21, 2001





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                                  EXHIBIT INDEX

Exhibit No.                  Description
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99.1.                        Press Release, dated September 20, 2001.